                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
 [X]  Definitive Proxy Statement
 [ ]  Definitive Additional Materials
 [ ]  Soliciting Material Rule 14a-12


                                 Synopsys, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

The following is the form of Proxy Card mailed to Synopsys stockholders commencing on May 6, 2002.

                            [PROXY CARD: FRONT SIDE]

                                 SYNOPSYS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

 THIS PROXY IS SOLICITED ON BEHALF OF THE SYNOPSYS, INC. ("SYNOPSYS") BOARD OF
       DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 4, 2002.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held June 4, 2002, the joint proxy statement/prospectus and Annual Report on Form 10-K for fiscal 2001, and appoints Aart J. de Geus and Chi-Foon Chan, and each of them individually, the proxy of the undersigned, each with full power of substitution, to vote all Synopsys common shares that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Synopsys annual meeting of stockholders to be held at Synopsys' offices at 700 East Middlefield Road, Mountain View, California on Tuesday, June 4, 2002 at
9:00 a.m., and at any adjournment thereof, with the same force and effect as the undersigned might or could do if personally present. The shares represented by the proxy shall be voted in the manner as set forth on the reverse side.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                           [PROXY CARD: REVERSE SIDE]

                             YOUR VOTE IS IMPORTANT!

--------------------------------------------------------------------------------
                                 SYNOPSYS, INC.

THE SYNOPSYS BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED BELOW. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ISSUANCE OF SYNOPSYS COMMON SHARES IN THE MERGER, FOR THE ELECTION OF THE DIRECTORS LISTED BELOW, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AND IN THE PROXY'S DISCRETION AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [ ]

1. PROPOSAL TO APPROVE THE ISSUANCE OF SYNOPSYS COMMON SHARES TO AVANT! STOCKHOLDERS PURSUANT TO THE AGREEMENT AND PLAN OF MERGER, DATED AS OF DECEMBER 3, 2001, AMONG SYNOPSYS, INC., AVANT! CORPORATION AND A WHOLLY-OWNED SUBSIDIARY OF SYNOPSYS.

     For                      Against                       Abstain
     [ ]                        [ ]                            [ ]

2. PROPOSAL TO ELECT EIGHT DIRECTORS TO SERVE FOR THE ENSUING YEAR OR UNTIL THEIR SUCCESSORS ARE ELECTED.
     Nominees: 01-Aart J. de Geus, 02-Andy D. Bryant, 03-Chi-Foon Chan, 04-Bruce R. Chizen, 05-Deborah A. Coleman, 06-A. Richard Newton, 07-Sasson Somekh, 08-Steven C. Walske

     For All                  Withhold All                For All Except*
     [ ]                        [ ]                            [ ]




     ____________________________________________
     *For all nominees except as noted above

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG, LLP AS INDEPENDENT AUDITORS OF SYNOPSYS FOR FISCAL 2002.

     For                      Against                       Abstain
     [ ]                        [ ]                            [ ]

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.







MARK HERE FOR ADDRESS CHANGE AND NOTE ABOVE.  [  ]

CONTROL NUMBER

Signature(s):                                  Dated:                   , 2002
               -------------------------------        ------------------

                                               Dated:                   , 2002
               -------------------------------        ------------------

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign